                       RELEASE AND SETTLEMENT AGREEMENT.

         This Release and Settlement Agreement (this "Settlement Agreement") is made and entered into as of May 12, 2000, by and between Robert Hartwig Family Limited Partnership, a Wisconsin limited partnership ("Hartwig FLP"), Frank A. Contaldo ("Contaldo"), Terrence L. Donati ("Donati"), and SHC Corp (a/k/a Sonoma Holding Corp; f/k/a Victormaxx Technologies, Inc.), an Illinois corporation (the "Company") (one or more of Contaldo, Donati and the Company are sometimes referred to as the "Defendant Parties").

         WHEREAS, the Company executed and delivered that certain promissory note dated March 2, 1998, in the original principal amount of $100,000, which note the parties have amended and restated as of April 10, 2000 (originally, the "Note," and as amended and restated, the "Restated Note");

         WHEREAS, Hartwig commenced a lawsuit against the Defendant Parties alleging the claims set forth within the complaint filed in the Circuit Court of Cook County, Illinois, Case No. 99 CH 00625 (the "Lawsuit"); and

         WHEREAS, on September 9, 1999, the court entered a judgment in the Lawsuit in favor of Hatwig FLP and against the Defendant Parties (the "Judgment"); and

         WHEREAS, the Company has previously delivered to Hartwig FLP certificate number VM 3282 for 10,000 shares of the Company's stock, dated May 20, 1999 (the "Certificate").

         WHEREAS, to avoid the cost of continuing litigation and without admitting any liability, Hartwig FLP and the Defendant Parties have agreed to settle and compromise, on the terms set forth herein, all claims existing between them on May 12, 2000, including without limitation, the claims of Hartwig FLP as set forth in the Lawsuit.

         NOW THEREFORE, in consideration of the foregoing and of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1.       OBLIGATIONS OF HARTWIG FLP.

         a. By executing this Settlement Agreement, Hartwig FLP thereby exercises its right to convert the outstanding balance of the Restated Note into 990,000 shares of the Company's $.001 par value common stock (the "Shares"). In connection therewith, and in order for the Shares to be issued without a restrictive legend, Hartwig FLP will execute and deliver to the Company and the Company's counsel an affidavit and/or a representation letter in a form satisfactory to the Company's counsel. Hartwig FLP acknowledges and agrees that, except as otherwise provided by this Settlement Agreement, delivery of the Shares shall constitute full satisfaction of any amounts owed or alleged to be owed Hartwig FLP under the Note, the Restated Note, or otherwise.

         3. Upon delivery of the Shares, Hartwig FLP shall deliver to the Company the original Note and the Restated Note, both marked canceled, along with the original Certificate endorsed to the Company, together with a stock duly executed, medallion guaranteed stock power and such other instruments of transfer as may be reasonably requested by the Company.

         2. OBLIGATIONS OF THE DEFENDANT PARTIES. Upon the execution of this Settlement Agreement by Hartwig FLP, the Company shall execute and deliver the Restated Note to Hartwig FLP and the Defendant Parties shall deliver to Hartwig FLP a stock certificate evidencing the Shares, free of any restrictive legend, and showing that Hartwig FLP is the owner thereof.

         3. REPRESENTATIONS AND WARRANTIES OF THE DEFENDANT PARTIES. The Defendant Parties represent and warrant to Hartwig FLP as follows:

         a. ORGANIZATION, GOOD STANDING. Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate and other power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on and conduct its business and to own, lease, use and operate its properties at the locations where the Company does business and in the manner in which such business is presently carried on and conducted.

         b. AUTHORITY. Company has full corporate power and authority to execute, deliver and perform this Settlement Agreement and any other documents and instruments to be executed by Company pursuant to this Settlement Agreement without the consent of any other person. This Settlement Agreement, and the transactions contemplated by it, have been validly approved and authorized by the Board of Directors of the Company, and its officer or officers executing this Settlement Agreement have been duly authorized for that purpose.

         c. VALID AND BINDING AGREEMENT. This Settlement Agreement constitutes a valid and binding agreement of the Defendant Parties, enforceable against them in accordance with its terms. Neither the execution and delivery of this Settlement Agreement or the performance by the Defendant Parties: (i) violates or will violate any statute or law or any rule, regulation or order of any court, governmental authority, or stock exchange rule applicable to the Defendant Parties, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment, agreement, or stock exchange rule to which the Defendant Parties are a party or by which the Defendant Parties are bound.

         4. REPRESENTATIONS AND WARRANTIES OF HARTWIG FLP. Hartwig FLP represents and warrants to the Defendant Parties as follows:

         4. ORGANIZATION, GOOD STANDING. Hartwig FLP is a limited partnership duly established, validly existing and in good standing under the laws of the State of Wisconsin and has all requisite partnership and other power and all necessary permits, certificates, licenses, approvals and other authorizations required to carry on and conduct its business and to own, lease, use and operate its properties at the locations where Hartwig FLP does business and in the manner in which such business is presently carried on and conducted.

         5. AUTHORITY. Hartwig FLP has full power and authority to execute, deliver and perform this Settlement Agreement and all other documents and instruments to be executed by Hartwig FLP pursuant to this Settlement Agreement without the consent of any other person. The person signing below represents and warrants to the Defendant Parties that such person has been duly authorized to enter into this Settlement Agreement on behalf of Hartwig FLP.

         6. VALID AND BINDING AGREEMENT. This Settlement Agreement constitutes a valid and binding agreement of Hartwig FLP, enforceable against it in accordance with its terms. Neither the execution and delivery of this Settlement Agreement or the performance by Hartwig FLP hereunder (i) violates or will violate any statute or law or any rule, regulation or order of any court or governmental authority applicable to Hartwig FLP, or (ii) violates or will violate, or conflicts with or will conflict with, or constitutes a default under or will constitute a default under, any contract, commitment or agreement to which Hartwig FLP is a party or by which Hartwig FLP is bound.

         5. CONDITIONS TO THE PARTIES' OBLIGATIONS. The parties' duties to perform their respective obligations under this Settlement Agreement are subject to and conditioned on the full and complete performance by the other parties of their respective obligations under this Settlement Agreement.

         6.       RELEASE OF DEFENDANT PARTIES.

         a. In consideration of the full performance by the Defendant Parties of all their obligations under this Settlement Agreement, Hartwig FLP, on behalf of itself, its owners, beneficiaries, partners, successors and assigns hereby unconditionally releases and forever discharges Contaldo, Donati and the Company, and the Company's subsidiaries, affiliates, successors, and assigns, and their respective officers, directors, shareholders, employees, agents, and attorneys, past and present, from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that the Hartwig FLP had, now has, or could ever have against Contaldo, Donati or the Company by reason of any thing existing or occurring on or before the date of this Settlement Agreement. Without limiting the generality of the foregoing, specifically included in this release and discharge are each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, the Hartwig FLP had, now has, or may have against the Defendant Parties through the effective date of this Settlement Agreement, arising under any law, constitution, rule, regulation, statute, or common law theory, whether in tort, contract, equity, or otherwise. Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under this Section is hereinafter referred to as a "Claim". Notwithstanding anything to the contrary, the foregoing release specifically excludes: (i) all claims arising from any breach of this Settlement Agreement by any of the Defendant Parties, and (ii) all claims arising from the Lawsuit and the Judgment in the event that, pursuant to this Agreement, Hartwig FLP is entitled to reinstate the

Lawsuit and vacate the dismissal of the Judgment or file a new lawsuit and obtain a judgment, and therefore such excluded claims shall not constitute a Claim.

         b. Hartwig FLP further agrees that, with respect to any Claim, it will not instigate, advise or encourage any other person, group of persons, or any entity to file suit against the Contaldo, Donati, or the Company and that, with respect to any Claim, it will not assist in any action against Contaldo, Donati, the Company except in response to any court issued subpoena, notice of deposition or inquiry from a governmental agency, and it further represents and warrants that, excluding the Lawsuit, it has not filed any legal or administrative action of any kind against Contaldo, Donati, or the Company.

         7.       RELEASE OF HARTWIG FLP.

         a. In consideration of the full performance by the Hartwig FLP of its obligations under this Settlement Agreement, the Defendant Parties, on behalf of themselves, their respective officers, directors, shareholders, employees, agents, and attorneys, past and present, and their successors and assigns, hereby unconditionally releases and forever discharges the Hartwig FLP, its owners, beneficiaries, partners, employees, agents, past and present attorneys, and its the their respective successors and assigns, from each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that the Defendant Parties had, now have, or could ever have against the Hartwig FLP by reason of any thing existing or occurring on or before the date of this Settlement Agreement. Without limiting the generality of the foregoing, specifically included in this release and discharge are each and every action, charge, claim, right, liability or demand of any kind or nature, known or unknown, that the Defendant Parties had, now has, or may have against the Hartwig FLP through the date of this Settlement Agreement, arising under any law, constitution, rule, regulation, statute, or common law theory, whether in tort, contract, equity, or otherwise. Any action, charge, claim, right, liability, demand or other legal proceeding released and discharged under this
Section is hereinafter referred to as a "Claim". Notwithstanding anything to the contrary, the foregoing release specifically excludes all claims arising from any breach of this Settlement Agreement by any the Hartwig FLP, and therefore such claims shall not constitute a Claim.

         b. The Defendant Parties further agree that, with respect to any Claim, they will not instigate, advise or encourage any other person, group of persons, or any entity to file suit against the Hartwig FLP and that, with respect to any Claim, they will not assist in any action against the Hartwig FLP except in response to any court issued subpoena, notice of deposition or inquiry from a governmental agency, and they further represent and warrant to the Hartwig FLP that they have not filed any legal or administrative action of any kind against the Hartwig FLP.

         8. AGREEMENT NOT TO SUE. (a) In consideration of the Defendant Parties' performance under this Settlement Agreement, Hartwig FLP agrees on behalf of itself and its owners, beneficiaries, partners, successors and assigns never to institute, directly or indirectly, any action or proceeding of any kind against the Defendant Parties to enforce a Claim. (b) In consideration of the Hartwig FLP's performance under this Settlement Agreement, the Defendant Parties agree on behalf of themselves and their shareholders, directors, officers, employees, agents, successors and assigns never to institute, directly or indirectly, any action or proceeding of any kind against the Hartwig FLP to enforce a Claim.

         9. AGREEMENT AS COMPLETE DEFENSE. Provided that a party fully performs under this Settlement Agreement (the "Performing Party"), the parties hereby agree that if any other party files a Claim or if a Claim is filed on a party's behalf against the Performing Party, this Settlement Agreement shall constitute a complete defense to such Claim.

         10. COSTS AND ATTORNEYS' FEES. The Defendant Parties and Hartwig FLP agree that each shall bear its own costs and attorneys' fees in connection with entering into this Settlement Agreement and the circumstances underlying this Settlement Agreement. In the event of litigation to enforce the terms of this Settlement Agreement: (a) if Hartwig FLP is the prevailing party, Hartwig FLP shall be entitled to recover from the Defendant Parties reasonable attorneys' fees and court costs incurred by Hartwig FLP, and (b) if the Defendant Parties are the prevailing party and provided that Hartwig FLP acted in bad faith, Defendant Parties shall be entitled to recover from Hartwig FLP reasonable attorneys' fees and court costs.

         11. NO ADDITIONAL CLAIMS. Hartwig FLP understands and agrees that it has no additional claims against Contaldo, Donati or the Company, or any of them, other than those described by this Settlement Agreement. Contaldo, Donati and the Company understand and agree that they have no additional claims against Hartwig FLP other than those described by this Settlement Agreement.

         12. DISCLAIMER OF LIABILITY. The parties understand and agree that this Settlement Agreement does not constitute and shall not be construed as an admission of liability or wrongdoing by any party with respect to any Claim, and that each party expressly denies that they collectively have, that more than one of them have, or that any one of them has done anything wrong or unlawful regarding the other parties as of the date of this Settlement Agreement.

         13. APPLICABLE LAW, JURISDICTION, AND VENUE. This Settlement Agreement shall be governed and construed in accordance with the internal laws of the State of Illinois to the extent state law is applicable, without regard to conflict of law principles. The parties hereby submit to the exclusive jurisdiction and to the exclusive venue of the state and federal courts located within Cook County, Illinois, in all actions to enforce this Settlement Agreement and in all actions brought under Paragraph 20 of this Settlement Agreement.

         14. BINDING EFFECT. This Settlement Agreement shall be binding upon the parties' respective heirs, administrators, executors, successors and assigns.

         15. NO RELIANCE ON OUTSIDE PROMISES. The parties acknowledge that they have not, as an inducement to execute this Settlement Agreement, relied upon any promises made by any party or by any third party other than those specifically contained or expressly referred to herein.

         16. ENFORCEABILITY. If any term or provision, or any part of any term or provision of this Settlement Agreement is held unenforceable, it shall be severed as narrowly as possible and the remaining terms and provisions shall be enforced in accordance with the tenor of this Settlement Agreement.

         17. COMPLETE AGREEMENT. This Settlement Agreement contains the entire understanding between Hartwig FLP and the Defendant Parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

         18. COUNTERPARTS. This Settlement Agreement may be executed in counterparts, each of which shall be deemed an original and shall, when taken together, be deemed to be one and the same Settlement Agreement.

         19. MISCELLANEOUS (a) If a party's representation or warranty is or becomes untrue, that party shall thereupon be deemed to have breached and failed to perform its obligations under this Settlement Agreement. (b) The Defendant Parties' obligations and liability under this Settlement Agreement shall be joint and several. (c) Whenever required by the circumstances, the singular of any word or term within this Settlement Agreement shall mean the plural and the plural shall mean the singular.

         20. PUBLICLY TRADEABLE. If, at any time during the seven (7) year period after the date of this Settlement Agreement, Hartwig FLP owns any of the Shares and such Shares cease to be listed on any securities exchange regulated by an agency of the United States excluding over the counter (OTC) and "Pink Sheets" (an "Exchange"), Hartwig FLP shall be entitled to reinstate the Lawsuit or, in the alternative, to commence a new action, and in either case to obtain a judgment against the Defendant Parties for an amount equal to $99,000 minus the net amount received by Hartwig FLP for the sale of any Shares on or before the date on which such a judgment is entered. Upon the entry of such judgment Hartwig shall assign such Shares to the Company. Notwithstanding the foregoing, the first time that such shares cease to be listed on an Exchange, such cessation shall not be a breach of this provision if such Shares are again listed on an Exchange within thirty (30) days after such Shares had first ceased to be listed. In addition to all methods provided by statute or court rules, the defendant Patties hereby appoint any partner of Kwiatt & Ruben, or its successor, to accept service of any motion or summons necessary to reinstate the Lawsuit or to commence a new action.

         [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the patties nave executed this Settlement Agreement as of May 9, 2000.


         HARTWIG FAMILY LIMITED PARTNERSHIP

         By:  HARTWIG INVESTMENT, INC.
            -------------------------------
         Its: GENERAL PARTNER
             ------------------------------
                 ROBERT HARTWIG - PRESIDENT




         SHC CORP. (a/k/a Sonoma Holding Corp.) (f/k/a Victormax. Technologies, Inc.)


         By: ______________________________________
         Its: _______________________________________




         FRANK A.  CONTALDO

         ------------------------------------------


         TERRENCE L. DONATI

         ------------------------------------------


         IN WITNESS WHEREOF, the patties nave executed this Settlement Agreement as of May 9, 2000.


         HARTWIG FAMILY LIMITED PARTNERSHIP

         By: _______________________________________
         Its: ______________________________________




         SHC CORP. (a/k/a Sonoma Holding Corp.) (f/k/a Victormax. Technologies, Inc.)


         By: /s/ Terrence L. Donati
            -----------------------------------------
         Its: CEO
             ----------------------------------------




         FRANK A. CONTALDO

               Frank A. Contaldo
         ------------------------------------------




         TERRENCE L. DONATI

           /s/ Terrence L. Donati
         ------------------------------------------

                                  ATTACHMENT 1

             IN THE CIRCUIT COURT OF COOK COUNTY, STATE OF ILLINOIS
                 COUNTY DEPARTMENT, CHANCERY DIVISION (GENERAL)

ROBERT HARTWIG FAMILY LIMITED                        )
PARTNERSHIP, a Wisconsin limited                     )
partnership,                                         )
                                                     )
                  Plaintiff                          )
                                                     )
v.                                                   )        No. 99 CH 00625
                                                     )
FRANK A. CONTALDO, TERRENCE L.                       )
DONATI, SONOMA HOLDING CORP.,                        )
an Illinois corporation, and SHC CORP., an Illinois  )
corporation.                                         )
                                                     )
                  Defendants                         )

                                  AGREED ORDER

         This matter having come before the Court pursuant to Plaintiffs motion, and the Court being fully advised in the premises,

         IT IS HEREBY ORDERED that this action is dismissed with prejudice. The court shall retain jurisdiction to reinstate this action and to enter a judgment pursuant to the parties' settlement agreement dated May 9, 2000.


                                      -------------------------------------
                                                  Circuit Judge

         James L. Poznak
         Harry J. Fournier
         Poznak Law Firm Ltd.
         2210 Midwest Road, Suite 212
         Oak Brook, IL 60523-8205
         Cook Co. Atty. No: 33635

                                  ATTACHMENT 2

             IN THE CIRCUIT COURT OF COOK COUNTY, STATE OF ILLINOIS
                 COUNTY DEPARTMENT, CHANCERY DIVISION (GENERAL)

ROBERT HARTWIG FAMILY LIMITED                        )
PARTNERSHIP, a Wisconsin limited                     )
partnership,                                         )
                                                     )
                  Plaintiff                          )
                                                     )
v.                                                   )        No. 99 CH 00625
                                                     )
FRANK A. CONTALDO, TERRENCE L.                       )
DONATI, SONOMA HOLDING CORP.,                        )
an Illinois corporation, and SHC CORP., an Illinois  )
corporation.                                         )
                                                     )
                  Defendants                         )

                                  AGREED ORDER

         This matter having come before the Court pursuant to Plaintiffs motion, and the Court being fully advised in the premises,

         IT IS HEREBY ORDERED that this action is dismissed with prejudice.


                                       -------------------------------------
                                                     Circuit Judge

         James L. Poznak
         Harry J. Fournier
         Poznak Law Firm Ltd.
         2210 Midwest Road, Suite 212
         Oak Brook, IL 60523-8205
         Cook Co. Atty. No: 33635


11